UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2019

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2019, the board of directors (the “Board”) elected Stacey Stevens to serve as President of iCAD, Inc. (the “Company”). In accordance with the Instruction paragraph (c) to Item 5.02 of Form 8-K, the Company delayed filing this Current Report on Form 8-K until the issuance of the press release referenced in Item 7.01 of, and furnished as Exhibit 99.1 to, this Current Report on Form 8-K.

Since joining the company in 2006, Ms. Stevens, age 51 has held several senior executive-level roles with increasing responsibility and has most recently served as Executive Vice President & Chief Strategy and Commercial Officer. Ms. Stevens brings more than 20 years of global business development, sales and marketing leadership experience with distinguished organizations such as Philips Medical Systems, Agilent Technologies and Hewlett Packard’s Healthcare Solutions Group to the Company. Prior to her tenure at the Company, she held the position of Vice President, Marketing Planning at Philips Medical Systems, where she was responsible for the leadership of all global marketing planning functions for Philips’ Healthcare Business. From 2003 to 2005, she was Vice President of Marketing for the Cardiac and Monitoring Systems Business Unit of Philips where she was responsible for all marketing and certain direct sales activities for the America’s Field Operation. Prior to that, Ms. Stevens held several key marketing management positions in the Ultrasound Business Unit of Hewlett-Packard/Agilent and Philips Medical Systems. Ms. Stevens earned a Bachelor of Arts Degree in Political Science from the University of New Hampshire, and an MBA from Boston University’s Graduate School of Management.

In connection with Ms. Steven’s election to President, the Board approved (i) an annual base salary increase to $323,000 from $305,000, (ii) a grant of options to purchase 25,000 shares of common stock, exercisable in three equal annual installments beginning March 25, 2020, and (iii) an increase in target bonus to 45% of annual base salary, from 40% of annual base salary.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 5.02 above is incorporated by reference herein. On March 28, 2019, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.l	Press Release dated March 28, 2019 (furnished only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: March 28, 2019